SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: August 23, 1999
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 1999-5)
               (Exact name of registrant as specified in charter)

 Delaware                     333-72459                     13-3408713
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(State or other juris-       (Commission                 (I.R.S. Employer
diction of organization)      File Nos.)                 Identification No.)


909 Third Avenue, New York, New York            10043
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(Address of principal executive offices)       (Zip Code)


Registrant's Telephone Number, including area code (212) 559-5328

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(Former name, former address and former fiscal year, if changed since last report.)


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Item 5.        Other Events.

Incorporation of Certain Documents by Reference

      The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 1999, and for the periods ended June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Securities and Exchange Commission on August 13, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-72459) of the registrant; and (iii) the prospectus supplement, and shall be deemed to be part hereof and thereof.

      In connection with the issuance of the Certificates, the registrant is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of KPMG is attached hereto as Exhibit 23.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable
(b)      Not applicable
(c)      Exhibits:


          23.1      Consent of KPMG LLP, independent accountants.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             CITICORP MORTGAGE SECURITIES, INC.
                              (Registrant)

                             By: /s/ Kathy Tillwitz
                                 -------------------
                                 Kathy Tillwitz
                                 Vice President



Dated: August 23, 1999


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                                 EXHIBIT INDEX

Exhibit                                                  Page
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23.1 Consent of KPMG, independent accountants.


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